                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
NaviSite, Inc.:

We consent to use of our reports included in the NaviSite, Inc. Annual Report on Form 10-K for the fiscal year ended July 31, 2000, which is incorporated by reference herein.



/s/ KPMG LLP


Boston, Massachusetts
August 17, 2001